R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 R-88 G-89 B-91 R-23 4 G- 234 B-23 4R-20 8 G-23 2 B-24 7 R-65 G-64 B-66 R-8 G-51 B-94 R-16 7 G-16 9 B-17 1 R-9 G-10 2 B-11 2 R-22 0 G-22 1 B-22 2 R-97 G-16 1 B-22 4R-23 7 G-21 7 B-15 7R-14 7 G-19 5 B-19 7 Old Color sCarlyle Secured Lending, Inc. Quarterly Earnings Presentation June 30, 2022

R-127 G-127 B-127 R-189 G-230 B-247 R-145 G-213 B-242 R-61 G-175 B-46 R-156 G-226 B-146 R-145 G-229 B-0 R-0 G-161 B-224 R-0 G-101 B-179 R-163 G-143 B-187 R-85 G-67 B-113 R-118 G-92 B-150 R-219 G-217 B-217 R-43 G-131 B-35 Text C olors White R-255 G-255 B-255 Dark Blue R-0 G-74 B-136 Blue R-0 G-161 B-224 U se co lo rs in pr ef er re d or de r fo r be st re su lts Disclaimer and Forward-Looking Statement This presentation (the “Presentation”) has been prepared by Carlyle Secured Lending, Inc. (together with its consolidated subsidiaries, “we,” “us,” “our,” “CSL” or the “Company”) (NASDAQ: CGBD) and may only be used for informational purposes only. This Presentation should be viewed in conjunction with the earnings conference call of the Company held on August 10, 2022 and the Company’s Annual Report on Form 10-K for the year ended December 31, 2021. The information contained herein may not be used, reproduced, referenced, quoted, linked by website, or distributed to others, in whole or in part, except as agreed in writing by the Company. This Presentation does not constitute a prospectus and should under no circumstances be understood as an offer to sell or the solicitation of an offer to buy our common stock or any other securities nor will there be any sale of the common stock or any other securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction. This Presentation provides limited information regarding the Company and is not intended to be taken by, and should not be taken by, any individual recipient as investment advice, a recommendation to buy, hold or sell, or an offer to sell or a solicitation of offers to purchase, our common stock or any other securities that may be issued by the Company, or as legal, accounting or tax advice. An investment in securities of the type described herein presents certain risks. This Presentation may contain forward-looking statements that involve substantial risks and uncertainties. You can identify these statements by the use of forward- looking terminology such as “anticipates,” “believes,” “expects,” “intends,” “will,” “should,” “may,” “plans,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “targets,” “projects,” “outlook,” “potential,” “predicts” and variations of these words and similar expressions to identify forward-looking statements, although not all forward-looking statements include these words. You should read statements that contain these words carefully because they discuss our plans, strategies, prospects and expectations concerning our business, operating results, financial condition and other similar matters. We believe that it is important to communicate our future expectations to our investors. There may be events in the future, however, that we are not able to predict accurately or control. You should not place undue reliance on these forward-looking statements, which speak only as of the date on which we make them. Factors or events that could cause our actual results to differ, possibly materially from our expectations, include, but are not limited to, the risks, uncertainties and other factors we identify in the sections entitled “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements” in filings we make with the Securities and Exchange Commission (the “SEC”), and it is not possible for us to predict or identify all of them. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Information throughout the Presentation provided by sources other than the Company (including information relating to portfolio companies) has not been independently verified and, accordingly, the Company makes no representation or warranty in respect of this information. The following slides contain summaries of certain financial and statistical information about the Company. The information contained in this Presentation is summary information that is intended to be considered in the context of our SEC filings and other public announcements that we may make, by press release or otherwise, from time to time. We undertake no duty or obligation to publicly update or revise the information contained in this Presentation. CSL is managed by Carlyle Global Credit Investment Management L.L.C. (the “Investment Adviser”), an SEC-registered investment adviser and a wholly owned subsidiary of The Carlyle Group Inc. (together with its affiliates, “Carlyle”). This Presentation contains information about the Company and certain of its affiliates and includes the Company’s historical performance. You should not view information related to the past performance of the Company as indicative of the Company’s future results, the achievement of which is dependent on many factors, many of which are beyond the control of the Company and the Investment Adviser and cannot be assured. There can be no assurances that future dividends will match or exceed historical rates or will be paid at all. Further, an investment in the Company is discrete from, and does not represent an interest in, any other Carlyle entity. Nothing contained herein shall be relied upon as a promise or representation whether as to the past or future performance of the Company or any other Carlyle entity. 2

R-127 G-127 B-127 R-189 G-230 B-247 R-145 G-213 B-242 R-61 G-175 B-46 R-156 G-226 B-146 R-145 G-229 B-0 R-0 G-161 B-224 R-0 G-101 B-179 R-163 G-143 B-187 R-85 G-67 B-113 R-118 G-92 B-150 R-219 G-217 B-217 R-43 G-131 B-35 Text C olors White R-255 G-255 B-255 Dark Blue R-0 G-74 B-136 Blue R-0 G-161 B-224 U se co lo rs in pr ef er re d or de r fo r be st re su lts • Net investment income was $0.40 per share(1), exceeding our guidance and in line with our prior quarter core earnings • NAV per share was $16.81 per share at 2Q22 down 1.8% as compared to the prior quarter while remaining 1.5% higher than our 4Q19 NAV of $16.56 • The decline in our NAV was almost entirely driven by net unrealized losses from the impact of widening market yields • Continued net improvement in the credit quality of our watchlist assets with a portion of Derm Growth returning to accrual status in 3Q22 • Total investments at fair value were $1.9 billion at 2Q22, essentially flat compared to 1Q22 • An attractive deal environment during the quarter resulted in the closing of new investments totaling $199 million with a weighted average yield on debt investments of 8.3% • Total repayments and strategic sales during the quarter were $161 million with a weighted average yield on debt investments of 7.9% Portfolio & Investment Activity Second Quarter Results • Paid a 2Q22 base dividend of $0.32 plus a supplemental dividend of $0.08 per share, resulting in a LTM dividend yield of 9.3% based on the 2Q22 NAV • Declared a 3Q22 base dividend of $0.34, an increase of 6.3%, plus a supplemental dividend of $0.06. Based on the strong growth in our earnings potential, our expectation is that we may continue to increase the base dividend rate over the coming quarters • Share repurchases in 2Q22 totaled 0.5 million shares for $7.0 million, contributing $0.03 per share of accretion to net asset value • 2Q22 net financial leverage of 1.05x remains at the lower end of our 1.0x-1.4x target range Dividend & Capital Activity Q2 2022 Quarterly Results 3 (1) Per share amounts within this presentation apply to common shares of the Company unless otherwise noted

R-127 G-127 B-127 R-189 G-230 B-247 R-145 G-213 B-242 R-61 G-175 B-46 R-156 G-226 B-146 R-145 G-229 B-0 R-0 G-161 B-224 R-0 G-101 B-179 R-163 G-143 B-187 R-85 G-67 B-113 R-118 G-92 B-150 R-219 G-217 B-217 R-43 G-131 B-35 Text C olors White R-255 G-255 B-255 Dark Blue R-0 G-74 B-136 Blue R-0 G-161 B-224 U se co lo rs in pr ef er re d or de r fo r be st re su lts 67% 15% 4% 14% First Lien Debt Second Lien Debt Equity Investments Investment Funds 20% 20% 47% 14% Top 10 Investments Next 11-25 Investments Remaining Investments Investment Funds Portfolio Highlights Note: Totals may not sum due to rounding. (1) Excludes the Company’s commitments to fund capital to Middle Market Credit Fund, LLC ("Credit Fund"), which is not consolidated with the Company. (2) Weighted average yields of the debt investments include the effect of accretion of discounts and amortization of premiums and are based on interest rates as of period end. Actual yields earned over the life of each investment could differ materially from the yields presented above. Weighted average yields for CSL do not include CSL’s investment in Credit Fund or Credit Fund II. (3) % of fair value of first and second lien debt. Total Investments and Commitments ($mm) $2,105 Unfunded Commitments (1) ($mm) $216 Total Investments at Fair Value ($mm) $1,889 Yield of Debt Investments at Cost (2) (%) 8.37 % Yield of Debt Investments at Fair Value (2) (%) 8.71 % Number of Investments 161 Number of Portfolio Companies 125 Floating / Fixed (3) (%) 98.5% / 1.5% 4 KEY STATISTICS ASSET MIX DIVERSIFICATION BY BORROWER INDUSTRY 12% 8% 7% 6% 6% 5% 5%14% 38% Healthcare & Pharmaceuticals Aerospace & Defense High Tech Industries Hotel, Gaming & Leisure Software Business Services Banking, Finance, Insurance & Real Estate Investment Funds All Others

R-127 G-127 B-127 R-189 G-230 B-247 R-145 G-213 B-242 R-61 G-175 B-46 R-156 G-226 B-146 R-145 G-229 B-0 R-0 G-161 B-224 R-0 G-101 B-179 R-163 G-143 B-187 R-85 G-67 B-113 R-118 G-92 B-150 R-219 G-217 B-217 R-43 G-131 B-35 Text C olors White R-255 G-255 B-255 Dark Blue R-0 G-74 B-136 Blue R-0 G-161 B-224 U se co lo rs in pr ef er re d or de r fo r be st re su lts Note: The net asset value per share and dividends declared per share are based on the common shares outstanding at each respective quarter-end. Net investment income per common share and net change in realized and unrealized appreciation (depreciation) per common share are based on the weighted average number of common shares outstanding for the period. Totals may not sum due to rounding. (1) Net of the preferred dividend. (2) Excludes equity investments. (3) Weighted average yields include the effect of accretion of discounts and amortization of premiums and are based on interest rates as of each respective period end. Actual yields earned over the life of each investment could differ materially from the yields presented above. (4) Reflects cumulative convertible preferred securities as equity, net of excess cash held at period end, which was $113.1 million on June 30, 2022. (5) Reflects cumulative convertible preferred securities as debt. These securities are considered "senior securities" for the purposes of calculating asset coverage pursuant to the Investment Company Act. (Dollar amounts in thousands, except per share data) Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Net Investment Income (1) $ 0.38 $ 0.39 $ 0.40 $ 0.47 $ 0.40 Net Realized & Unrealized Gains (Losses) 0.39 0.48 0.22 0.09 (0.33) Net Income (Loss) (1) 0.77 0.87 0.62 0.56 0.07 Dividends Paid 0.36 0.38 0.39 0.40 0.40 Impact of Share Repurchases 0.02 0.02 0.03 0.03 0.03 Net Asset Value $ 16.14 $ 16.65 $ 16.91 $ 17.11 $ 16.81 Common Shares Outstanding (in thousands) Weighted Average Shares Outstanding for the Period 54,538 53,955 53,466 52,892 52,421 Shares Outstanding at End of Period 54,210 53,714 53,142 52,647 52,148 Portfolio Highlights Total Investments at Fair Value $1,872,311 $1,948,206 $1,913,052 $1,873,183 $1,889,276 Number of Portfolio Companies 118 123 117 117 125 Average Size of Investment in Portfolio Company (Notional) (2) $16,533 $16,358 $16,800 $15,660 $15,682 Weighted Average all-in Yield on Debt Investments at Amortized Cost (3) 7.73% 7.69% 7.68% 7.72% 8.37 % Weighted Average all-in Yield on Debt Investments at Fair Value (3) 8.01% 7.92% 7.87% 7.96% 8.71 % Financial Position (at Quarter End) Net Assets $924,831 $944,394 $948,804 $950,540 $926,493 Debt 1,001,234 1,061,815 1,044,022 996,141 1,079,954 Net Financial Leverage (4) 1.03x 1.07x 1.02x 0.98x 1.05x Statutory Debt To Equity (5) 1.21x 1.25x 1.22x 1.16x 1.29x 5 Financial Performance Summary

R-127 G-127 B-127 R-189 G-230 B-247 R-145 G-213 B-242 R-61 G-175 B-46 R-156 G-226 B-146 R-145 G-229 B-0 R-0 G-161 B-224 R-0 G-101 B-179 R-163 G-143 B-187 R-85 G-67 B-113 R-118 G-92 B-150 R-219 G-217 B-217 R-43 G-131 B-35 Text C olors White R-255 G-255 B-255 Dark Blue R-0 G-74 B-136 Blue R-0 G-161 B-224 U se co lo rs in pr ef er re d or de r fo r be st re su lts (Dollar amounts in thousands and based on par/principal) Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Originations and Net Investment Activity Investment Fundings $ 215,426 $ 276,955 $ 236,010 $ 111,663 $ 199,106 Unfunded Commitments, Net Change 27,255 6,582 (2,491) 57,398 (22,341) Sales and Repayments (202,624) (215,120) (272,529) (144,581) (161,352) Net Investment Activity $ 40,057 $ 68,417 $ (39,010) $ 24,480 $ 15,413 Originations by Asset Type (1) First Lien Debt 85.2% 78.6% 83.1% 99.0% 99.8 % Second Lien Debt 5.8% 21.3% 5.8% 0.2% 0.2 % Equity Investments 9.0% 0.2% 11.1% 0.7% — % Total Investment Portfolio at Fair Value (2) First Lien Debt 66.5% 65.5% 64.4% 65.4% 66.5 % Second Lien Debt 16.7% 18.1% 17.9% 16.2% 15.4 % Equity Investments 2.9% 2.7% 4.0% 4.2% 4.2 % Investment Funds 13.9% 13.7% 13.7% 14.2% 13.9% 6 Origination Activity Detail (1) Excludes activity related to the Investment Funds. (2) At quarter end.

R-127 G-127 B-127 R-189 G-230 B-247 R-145 G-213 B-242 R-61 G-175 B-46 R-156 G-226 B-146 R-145 G-229 B-0 R-0 G-161 B-224 R-0 G-101 B-179 R-163 G-143 B-187 R-85 G-67 B-113 R-118 G-92 B-150 R-219 G-217 B-217 R-43 G-131 B-35 Text C olors White R-255 G-255 B-255 Dark Blue R-0 G-74 B-136 Blue R-0 G-161 B-224 U se co lo rs in pr ef er re d or de r fo r be st re su lts (Dollar amounts in thousands, except per share data) Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Investment Income Interest income $ 30,443 $ 33,039 $ 32,225 $ 34,028 $ 31,682 Payment-In-Kind interest income 2,318 2,441 2,462 3,721 3,728 Income from Credit Funds 7,488 7,523 7,524 7,524 7,524 Other income 2,407 759 1,761 2,236 1,634 Total investment income $ 42,656 $ 43,762 $ 43,972 $ 47,509 $ 44,568 Expenses Management fees $ 6,991 $ 7,233 $ 7,319 $ 7,050 $ 7,113 Incentive fees 4,420 4,516 4,487 5,228 4,458 Interest expense and credit facility fees 7,560 7,954 7,745 7,616 9,170 Other expenses 1,909 1,810 1,616 1,743 1,781 Excise tax expense 139 163 356 353 176 Net expenses $ 21,019 $ 21,676 $ 21,523 $ 21,990 $ 22,698 Preferred stock dividend 875 875 875 875 875 Net investment income (1) $ 20,762 $ 21,211 $ 21,574 $ 24,644 $ 20,995 Net realized and change in unrealized gains (losses) 21,231 25,534 11,512 5,164 (17,205) Net income (loss) (1) $ 41,993 $ 46,745 $ 33,086 $ 29,808 $ 3,790 Net investment income per Share $ 0.38 $ 0.39 $ 0.40 $ 0.47 $ 0.40 Net income (loss) per Share $ 0.77 $ 0.87 $ 0.62 $ 0.56 $ 0.07 7 Quarterly Operating Results Detail (1) Net of the preferred dividend.

R-127 G-127 B-127 R-189 G-230 B-247 R-145 G-213 B-242 R-61 G-175 B-46 R-156 G-226 B-146 R-145 G-229 B-0 R-0 G-161 B-224 R-0 G-101 B-179 R-163 G-143 B-187 R-85 G-67 B-113 R-118 G-92 B-150 R-219 G-217 B-217 R-43 G-131 B-35 Text C olors White R-255 G-255 B-255 Dark Blue R-0 G-74 B-136 Blue R-0 G-161 B-224 U se co lo rs in pr ef er re d or de r fo r be st re su lts (Dollar amounts in thousands, except per share data) Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Assets Investments—non-controlled/non-affiliated, at fair value $ 1,579,256 $ 1,643,584 $ 1,607,731 $ 1,576,247 $ 1,593,901 Investments—non-controlled/affiliated, at fair value 28,562 30,410 30,286 30,771 32,697 Investments—controlled/affiliated, at fair value 264,493 274,212 275,035 266,165 262,678 Total investments, at fair value 1,872,311 1,948,206 1,913,052 1,873,183 1,889,276 Cash, cash equivalents and restricted cash 59,404 46,164 93,074 69,512 39,291 Receivable for investment sold/repaid 5,769 23,235 530 13,060 89,445 Deferred financing costs 3,386 3,256 3,066 2,882 4,044 Interest Receivable from non-controlled/non-affiliated Investments 11,388 13,486 11,011 15,284 12,875 Interest Receivable from non-controlled/affiliated Investments 578 581 611 611 615 Interest and Dividend Receivable from controlled/affiliated Investments 7,961 7,866 8,522 9,212 8,565 Prepaid expenses and other assets 1,369 1,376 1,484 2,214 1,842 Total assets $ 1,962,166 $ 2,044,170 $ 2,031,350 $ 1,985,958 $ 2,045,953 Liabilities & Net Assets Secured borrowings $ 365,060 $ 425,545 $ 407,655 $ 359,679 $ 443,395 2015-1R Notes payable, net of unamortized debt issuance costs 446,659 446,721 446,783 446,844 446,906 Senior Notes, net of unamortized debt issuance costs 189,515 189,549 189,584 189,618 189,653 Payable for investments purchased 875 68 323 328 322 Interest and credit facility fees payable 2,463 3,045 2,467 2,727 3,198 Dividend payable 19,502 20,388 20,705 21,035 20,840 Base management and incentive fees payable 11,391 11,752 11,819 12,304 11,581 Administrative service fees payable 373 661 482 825 938 Other accrued expenses and liabilities 1,497 2,047 2,728 2,058 2,627 Total liabilities $ 1,037,335 $ 1,099,776 $ 1,082,546 $ 1,035,418 $ 1,119,460 Net assets $ 924,831 $ 944,394 $ 948,804 $ 950,540 $ 926,493 Total liabilities & net assets $ 1,962,166 $ 2,044,170 $ 2,031,350 $ 1,985,958 $ 2,045,953 Net Asset Value Per Common Share $16.14 $16.65 $16.91 $17.11 $16.81 8 Quarterly Balance Sheet Detail

Overview of Investment Funds

Key Statistics - Credit Fund

Total Investments and Commitments ($mm)	$958
Unfunded Commitments ($mm)	$46
Total Investments at Fair Value ($mm)	$912
Yield of Debt Investments (%) (1)	7.1%
Number of Investments	42
First Lien Exposure (%)	100%
Floating / Fixed (%) (2)	100.0% / 0.0%
Dividend Yield to CSL	10%

Portfolio Composition - Credit Fund

Diversification by Borrower



Remaining Investments 25%
Top 10 Investments 38%
Next 11 - 25 Investments 37%

Industry



Healthcare & Pharmaceuticals 12%
Business Services 12%
Banking, Finance, Insurance & Real Estate 8%
Utilities: Electric 7%
Telecommunications 6%
Hotel, Gaming & Leisure 6%
Aerospace & Defense 6%
Media: Advertising, Printing & Publishing 5%
Software 5%
All Others 33%

Key Statistics - Credit Fund II

Total Investments and Commitments ($mm)	$237
Total Investments at Fair Value ($mm)	$237
Yield of Debt Investments (%) (1)	8.2%
Number of Investments	34
First Lien Exposure (%)	89%
Floating / Fixed (%) (2)	97.8% / 2.2%
Dividend Yield to CSL	13%

Portfolio Composition - Credit Fund II

Diversification by Borrower



Remaining Investments 15%
Top 10 Investments 39%
Next 11 - 25 Investments 46%

Industry



Business Services 14%
Banking, Finance, Insurance & Real Estate 14%
Aerospace & Defense 10%
Software 10%
Healthcare & Pharmaceuticals 9%
Containers, Packaging & Glass 8%
High Tech Industries 6%
Chemicals, Plastics & Rubber 4%
All Others 25%

(1) Weighted average yields at cost of the debt investments include the effect of accretion of discounts and amortization of premiums and are based on interest rates as of period end. Actual yields earned over the life of each investment could differ materially from the yields presented above. (2) % of fair value of first and second lien debt.

9

Net Asset Value Per Share Bridge



Q2 2022
$17.11
$0.40
$(0.40)
$(0.33)
$0.03
$16.81
March 31, 2022 NAV
Net Investment Income
Dividend Declared
Net Realized and Unrealized Gain (Loss)
Impact of Share Repurchases
June 30, 2022 NAV



YTD Q2 2022
$16.91
$0.87
$(0.80)
$(0.23)
0.06
$16.81
December 31, 2021 NAV
Net Investment Income
Dividend Declared
Net Realized and Unrealized Gain (Loss)
Impact of Share Repurchases
June 30, 2022 NAV

Note: The net asset value per share and dividends declared per share are based on the shares outstanding at each respective quarter-end. Net investment income per share and net change in realized and unrealized appreciation (depreciation) per share are based on the weighted average number of shares outstanding for the period. Net investment income is also net of the preferred dividend. Totals may not sum due to rounding.

10

R-127 G-127 B-127 R-189 G-230 B-247 R-145 G-213 B-242 R-61 G-175 B-46 R-156 G-226 B-146 R-145 G-229 B-0 R-0 G-161 B-224 R-0 G-101 B-179 R-163 G-143 B-187 R-85 G-67 B-113 R-118 G-92 B-150 R-219 G-217 B-217 R-43 G-131 B-35 Text C olors White R-255 G-255 B-255 Dark Blue R-0 G-74 B-136 Blue R-0 G-161 B-224 U se co lo rs in pr ef er re d or de r fo r be st re su lts • As of June 30, 2022, three borrowers were on non-accrual status, representing 4.0% of total investments at fair value and 4.4% at amortized cost. Risk Rating Distribution Rating Definition 1 Borrower is operating above expectations, and the trends and risk factors are generally favorable. 2 Borrower is operating generally as expected or at an acceptable level of performance. The level of risk to our initial cost bases is similar to the risk to our initial cost basis at the time of origination. This is the initial risk rating assigned to all new borrowers. 3 Borrower is operating below expectations and level of risk to our cost basis has increased since the time of origination. The borrower may be out of compliance with debt covenants. Payments are generally current although there may be higher risk of payment default. 4 Borrower is operating materially below expectations and the loan’s risk has increased materially since origination. In addition to the borrower being generally out of compliance with debt covenants, loan payments may be past due, but generally not by more than 120 days. It is anticipated that we may not recoup our initial cost basis and may realize a loss of our initial cost basis upon exit. 5 Borrower is operating substantially below expectations and the loan’s risk has increased substantially since origination. Most or all of the debt covenants are out of compliance and payments are substantially delinquent. It is anticipated that we will not recoup our initial cost basis and may realize a substantial loss of our initial cost basis upon exit. Portfolio Risk Ratings (Dollar amounts in millions) March 31, 2022 June 30, 2022  Internal Risk Rating Fair Value % of Fair Value  Fair Value % of Fair Value  1 $ 16.9 1.1% $ 60.1 3.9% 2 1,152.0 75.4% 1,124.5 72.7% 3 290.3 19.0% 288.5 18.6% 4 28.0 1.8% 30.0 1.9% 5 41.1 2.7% 45.0 2.9 % Total $ 1,528.3 100.0% $ 1,548.0 100.0% 11

R-127 G-127 B-127 R-189 G-230 B-247 R-145 G-213 B-242 R-61 G-175 B-46 R-156 G-226 B-146 R-145 G-229 B-0 R-0 G-161 B-224 R-0 G-101 B-179 R-163 G-143 B-187 R-85 G-67 B-113 R-118 G-92 B-150 R-219 G-217 B-217 R-43 G-131 B-35 Text C olors White R-255 G-255 B-255 Dark Blue R-0 G-74 B-136 Blue R-0 G-161 B-224 U se co lo rs in pr ef er re d or de r fo r be st re su lts • As of June 30, 2022, total debt outstanding was $1,080 with a weighted average effective interest rate of 3.32% for the second quarter. This compared to total debt outstanding of $996 and a weighted average effective interest rate of 2.88% in the prior quarter. (1) Size represents maximum principal amount of the facility and is subject to availability under the facility, which is based on certain advance rates multiplied by the value of certain portfolio investments of the Company (subject to certain concentration limitations) and may be net of certain other indebtedness that the Company may incur in accordance with the terms of the facility. (2) Interest rates are also subject to a credit spread adjustment. (3) Carlyle Direct Lending CLO 2015-1R LLC, the issuer, is a wholly-owned and consolidated subsidiary of the Company. (4) Weighted average interest rate, including amortization of debt issuance costs on the 2015-1R Notes for the quarter ended June 30, 2022. Funding and Capital Management Overview Size Original Tenor / Maturity Date Pricing Credit Facility (1) $688 million 5 years (4 year revolving); maturity date 5/25/27 SOFR+1.875%(2) / 37.5 bps unused fee 2015-1R Notes (1) (3) $449 million 10/15/2031 3.14% (4) 2019 Senior Unsecured Notes $115 million 12/31/2024 4.75% Fixed 2020 Senior Unsecured Notes $75 million 12/31/2024 4.50% Fixed Overview of Balance Sheet Financing Facilities 12 82% 41% % of Committed Balance Sheet Leverage Utilized % of Utilized Balance Sheet Leverage Mark-To-Market Cumulative Convertible Preferred Stock Price Shares Outstanding Dividend Convertible Feature $25 per share / $50 million total 2,000,000 7.0% Cash or 9.0% PIK Convertible at the option of the holder at the Liquidation Preference divided by $9.40